UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2010
SYNAPTICS INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-49602	77-0118518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 SCOTT BLVD. SANTA CLARA, CALIFORNIA	95054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 454-5100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective July 27, 2010, our board of directors amended and restated our bylaws to change the vote standard for all elections and questions other than the election of directors from a majority of the outstanding shares of common stock present in person or by proxy at the meeting and entitled to vote to a majority of the votes cast. Under the bylaws, as amended, “votes cast” means all votes cast in favor of and against a particular proposal or matter, but does not include abstentions or broker non-votes.
The full text of our bylaws is attached as Exhibit 3.2 to this Form 8-K and our amended and restated bylaws are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

3.2	Third Amended and Restated Bylaws of Synaptics Incorporated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: July 28, 2010	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Third Amended and Restated Bylaws of Synaptics Incorporated

4